UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2018
(Date of earliest event reported)

Royale Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-55912	33-0224120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210
El Cajon, California 92020
(Address of principal executive offices) (Zip Code)

(619) 383-6600
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.          □

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 22, 2018, Royale Energy announced that, effective June 1, 2018, Rod Eson has been appointed Chief Executive Officer of Royale Energy, Inc., by the board of directors.  Mr. Eson, age 68, was appointed to Royale’s Board of Directors in January 2018.  He is the chief executive officer of Foothill Energy, LLC, a position he has held since he founded Foothill Energy in 2004.  Foothill owns and operates oil and gas properties in the central and northern valleys of California.  Mr. Eson has owned and operated oil and gas production companies as well as oilfield service companies since 1979.  From 2013 to 2015, he was chairman of the board of Enhanced Oil Resources, Inc.

Prior to forming Foothill Energy in June 2004, Mr. Eson was president and chief executive officer of Venoco, Inc., a California based independent oil and gas company he cofounded in 1992.  At the time of Mr. Eson’s sale of his interest in Venoco, it held assets in California, Texas, Mississippi, Colorado and Argentina.

Mr. Eson is the former chairman of the board of the California Independent Petroleum Association and has been a member of the Society of Petroleum Engineers and American Petroleum Institute for more than three decades.  He has also been a member of the Texas Independent Producers and Royalty Owners Association and a member of the board of directors of the Independent Petroleum Association of America.  He received a B.S. in Mechanical Engineering from California State Polytechnic University in Pomona, California.  He has published numerous technical papers on the subject of enhanced oil recovery.

Mr. Eson replaces Jonathan Gregory, who has resigned as CEO effective June 1, 2018.  Mr. Gregory remains on the board of directors of Royale.  In resigning as Chief Executive Officer of Royale, Mr. Gregory expressed no disagreement with Royale on any matter relating to Royale’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: May 29, 2018	By:	/s/ Stephen M. Hosmer
	Name:	Stephen M. Hosmer, Chief Financial Officer

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